Newpark Resources Presentation

May 2015

NYSE: NR

NEWPARK

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2014, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, our customer concentration and cyclical nature of our industry, operating hazards inherent in the oil and natural gas industry, our international operations, the cost and continued availability of borrowed funds, our ability to execute our business strategy and make successful business acquisitions and capital investments, the availability of raw materials and skilled personnel, the impact of restrictions on offshore drilling activity, our market competition, legal and regulatory matters, including environmental regulations, inherent limitations of insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, and the impact of severe weather, particularly in the U.S. Gulf Coast. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website.

COMPANY OVERVIEW


Consolidated Revenues
Full Year
First Quarter
14% CAGR
Revenues ($ millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$667
$909
$984
$1,042
$1,118
$243
$208
2010
2011
2012
2013
2014
2015


Q1 2015 Revenue by Segment
18%
82%
Fluids Systems
Mats and Integrated Services

- **Operating Segments:**
  - Fluids Systems
  - Mats and Integrated Services
- **Customer markets:**
  - Oil and Gas Industry
  - Recent expansion into utilities market (Mats)
- **Key geographic markets:**
  - North America
  - EMEA
  - Latin America
  - Asia Pacific

GLOBAL PRESENCE


Q1 2015 Revenue by Region
Canada
EMEA
Latin America
APAC
U.S.
9%
19%
6%
3%
63%

NEWPARK

Strategic Drivers – Technology

- **Driving to be the recognized technology leader in each of our business units**

- **Fluids Systems**
  - Our Evolution® family of high-performance water-based systems introduced in 2010
  - Worldwide technology center opened in June 2013

- **Mats & Integrated Services**
  - DURA-BASE® composite mat system provides superior work surface and environmental protection
  - Spill Containment System launched in November 2014
  - R&D center opening in 2015





NEWPARK

Strategic Drivers – International Expansion

- International expansion is key to our strategy
- Fluids Revenue more stable than NAM
  - Longer term contracts
  - Mostly IOC's and NOC's
  - Fewer Competitors
- Key contract awards driving growth in EMEA region
  - Kuwait Oil Company
  - Black Sea deepwater
  - Sonatrach (Algeria) to ramp up in 2nd half 2015
- Current year decline driven by currency rates (strong US dollar) and pullback in Brazil



Revenues ($ millions)
$350
$300
$250
$200
$150
$100
$50
$0
Full Year
First Quarter
21% CAGR
$62
$88
$140
$143
$175
$216
$251
$278
$290
$68
$59
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

STRATEGIC DRIVERS – CUSTOMER SUPPORT



ENERGYPOINT RESEARCH INC
Rated 1st in
Total Satisfaction
OILFIELD SERVICES
Customer Satisfaction
2014
ENERGYPOINT RESEARCH INC
Rated 1st in
Drilling Fluids Services
OILFIELD SERVICES
Customer Satisfaction
2014
ENERGYPOINT RESEARCH INC
Rated 1st in
HSE
OILFIELD SERVICES
Customer Satisfaction
2014
ENERGYPOINT RESEARCH INC
Rated 1st in
Fluids, Chemicals & Proppants
OILFIELD PRODUCTS
Customer Satisfaction
2014
ENERGYPOINT RESEARCH INC
Rated 1st in
Gulf of Mexico
OILFIELD SERVICES
Customer Satisfaction
2014
ENERGYPOINT RESEARCH INC
Rated 1st for
Offshore Applications
OILFIELD SERVICES
Customer Satisfaction
2014
ENERGYPOINT RESEARCH INC
Rated 1st for
Shale-oriented Applications
OILFIELD PRODUCTS
Customer Satisfaction
2014

- **Focused on backing our leading technology with superior customer support**
  - Advanced training programs for fluid technicians continue to enhance product and service knowledge
- **Strengthens customer relationships**
- **Consistently recognized by EnergyPoint Research, an independent customer service survey company**

NEWPARK

Fluids Systems - Overview


Total Segment Revenues
Full Year
First Quarter
Revenues ($ millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$409
$598
$799
$862
$926
$965
$211
$172
2009
2010
2011
2012
2013
2014
2015

- **Largest independent drilling fluids provider**
  - 3rd largest drilling fluids company worldwide*
- **Leading the industry in the development of new fluids technology**
- **Expanding activities with IOC's/NOC's**
  - Leveraging relationships globally
- **Investing in growth opportunities**
  - Gaining market share in NAM while expanding footprint internationally

*Based on company data

Fluids Systems – North America



North American Revenues
Revenue ($ millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
Full Year
First Quarter
$268
$425
$585
$615
$654
$687
$146
$116
2009
2010
2011
2012
2013
2014
2015



Market Share % by Region – 2015 (1)
Market Share % (rigs)
35%
30%
25%
20%
15%
10%
5%
0%
27%
18%
5%
11%
8%
18%
13%
15%
East Texas
Louisiana
North Dakota
Northeast
Oklahoma
Rockies
South Texas
West Texas

- **Serve most North American basins**
- **Maintaining 13%[1] share of total U.S. market in 2015**
- **Actively managing sharp declines in drilling activity, seeking to match cost structure to activity levels**
  - Reduced workforce by > 35% since the beginning of 2015

[1] Based on company data

NEWPARK

Fluids Systems – EMEA

- **Core Markets**
  - Algeria, Romania, Italy, Tunisia, Kuwait
- **New contracts and geographical expansion driving growth**
- **Region growing in 2015 despite headwind from currency rates**



sonatrach
Eni
MOL
PETROM
Member of OMV Group
TOTAL
OMV
HESS
ExxonMobil
REPSOL
Kuwait Oil Company



EMEA Revenues
Revenues ($ millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Full Year
First Quarter
$116
$111
$113
$117
$137
$166
$35
$36
2009
2010
2011
2012
2013
2014
2015

NEWPARK

Fluids Systems – Latin America

- 2007 entry in Brazil helped establish Newpark in Deepwater market
- Focus on proprietary products such as DeepDrill®, water-based technology
- Selectively reducing exposure to Petrobras while preserving ability to pursue IOC opportunities longer-term



Latin America Revenues
Full Year
First Quarter
Revenues ($ millions)
$120
$100
$80
$60
$40
$20
$0
$25
$61
$76
$87
$99
$85
$22
$14
2009
2010
2011
2012
2013
2014
2015



Anadarko
Petroleum Corporation
MAERSK
BR
PETROBRAS
TOTAL
ExxonMobil
Statoil
STARFISH
OIL & GAS
ALVORADA PETRÓLEO

NEWPARK

Fluids Systems – Asia Pacific

- 2011 acquisition provided entry in the APAC region
- Looking to further penetrate market with Evolution System
- Activity levels soft in 2014 and 2015, impacted by weak oil prices


MIGHTY RIVER POWER
Santos
We have the energy.
TAG Oil
QGC
Drillsearch
contact
NEW ZEALAND ENERGY CORP.
origin
energy

Asia Pacific Revenues


$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Revenues ($ millions)
Full Year
First Quarter
$25
$42
$36
$28
$8
$6
2011*
2012
2013
2014
2015

*Business acquired in April 2011

EVOLUTION TECHNOLOGY

- Patented Evolution system continues to demonstrate superior drilling performance
- Premium margin compared to traditional fluid systems
- Investing in new chemical blend plant and distribution warehouse for Evolution and other proprietary products
- 2015 impacted by reduction in NAM drilling and customer tendency to seek lowest-cost product offerings



Evolution Revenues
Revenues ($ millions)
$300
$250
$200
$150
$100
$50
$0
Full Year
First Quarter
$27
$67
$110
$120
$251
$48
$31
2010
2011
2012
2013
2014
2015

Revenue Mix – Q1 2015



82%
18%
All other products
Evolution

Evolution by Region – Q1 2015



7%
7%
86%
APAC
EMEA
North America

EXPANSION INTO DEEPWATER GOM

- **Foundation established in Brazil**
  - Recently expanded into Black Sea
- **Looking to leverage our experience globally, starting in Gulf of Mexico**
  - Approximately $800M drilling fluids market*
  - Expected growth over the next 3-5 years
  - Limited presence historically
- **Investing $30M in infrastructure in Fourchon, LA shore base to upgrade capabilities and significantly expand capacity**
  - Project expected to be completed by early 2016
- **Launched Kronos™ in 2015, a suite of fluids systems developed for deepwater applications**



Coming Q1 2016
Port Fourchon Deepwater Facility
Deepwater Hub and GoM Gateway
Features
www.newparkdf.com
NEWPARK DRILLING FLUIDS

*Based on company data

MATS & INTEGRATED SERVICES

- **Leading provider in composite matting products**
- **Reduces operator's costs and improves environmental protection during drilling and completion phase**
- **Patented technology has elevated barriers to entry**
- **Seeking to accelerate growth by expanding into new markets**
  - Manufacturing expansion increasing production capacity
  - R&D center expected to be completed in Q3 2015



Total Segment Revenues
Full Year
First Quarter
Revenues ($ millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$37
$69
$110
$122
$116
$153
$31
$37
2009
2010
2011
2012
2013
2014
2015

NEWPARK

MATS & INTEGRATED SERVICES

- **Revenues include rentals and sale of DURA-BASE composite mats**
  - Mat sales targeted to international E&P customers and domestic customers outside of the oil and gas industry
  - Mat sales constrained in 2014 by limited manufacturing capacity and strong rental demand



Revenues by Type
Revenues ($ millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Rental and Services
Mat Sales
$12
$25
$23
$46
$42
$68
$63
$59
$45
$71
$27
$126
$10
$27
2009
2010
2011
2012
2013
2014
First 3 Months 2015

- **Accelerating expansion into non-exploration markets which currently contribute ~25% of rental and service revenues**
  - Expanded beyond the U.S. following December 2013 acquisition in U.K.



DURA-BASE T-REX
MAT CLEANING SYSTEM
CLEANS YOUR BIGGEST JOBS IN HOURS, NOT DAYS

BALANCING SHORT-TERM ACTIONS WITH LONG-TERM FOCUS



U.S. Drilling Rig Type*
Horizontal
Vertical
Directional
1,600
1,400
1,200
1,000
800
600
400
200
0
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15



U.S. Oil vs Gas Rig Mix*
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
Oil
Gas
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13
Oct-13
Jan-14
Apr-14
Jul-14
Oct-14
Jan-15
Apr-15

- **Short-Term Actions**
  - Adjusting the business to current activity levels
    - Workforce reductions in North America
  - Reduce discretionary spending, and seeking cost reductions from suppliers
- **Long-term Focus**
  - Continue investing in strategic projects: international expansion, mats R&D center, facility investments for fluids blending & deepwater capacity
  - Aggressively pursue non-E&P market expansion in mats
  - Selectively seek to strengthen core competencies during cycle

* Source: Baker Hughes

NEWPARK

FINANCIAL SUMMARY


Revenue and EBITDA Margin*
Full Year
First Quarter
Revenues ($ millions)
EBITDA Margin
$1,200
$1,000
$800
$600
$400
$200
$0
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
$667
$909
$984
$1,042
$1,118
$243
$208
2010
2011
2012
2013
2014
2015

*Reflects reported operating income plus depreciation and amortization expense, as a percent of consolidated revenues


Capital Structure
Total Debt
Net Debt
Debt to Book Capital Ratio
Debt ($ millions)
$300
$250
$200
$150
$100
$50
$0
35%
32%
29%
26%
23%
20%
$175
$92
$192
$167
$259
$212
$186
$120
$184
$99
$182
$91
2010
2011
2012
2013
2014
Q1 2015

- **Remaining profitable despite sharp activity decline**
  - EBITDA generation of $15m and operating cash flow of $32M in Q1 2015
- **Strong balance sheet provides flexibility**
  - Ended Q1 2015 with cash of $92M and undrawn $200M U.S. credit facility
  - Debt includes $172m of convertible notes, due October 2017

APPENDIX

NEWPARK

Consolidated Statements of Operations

(Unaudited)	Three Months Ended		
(In thousands, except per share data)	March 31, 2015	December 31, 2014	March 31, 2014
Revenues	$ 208,464	$ 306,162	$ 242,824
Cost of revenues	176,634	237,067	196,560
Selling, general and administrative expenses	25,978	30,390	25,523
Other operating expense (income), net	(276)	114	(16)
Operating income	6,128	38,591	20,757
Foreign currency exchange loss	1,564	638	54
Interest expense, net	2,255	2,360	2,920
Income from continuing operations before income taxes	2,309	35,593	17,783
Provision for income taxes	1,316	12,147	6,041
Income from continuing operations	993	23,446	11,742
Income from discontinued operations, net of tax	-	-	1,152
Gain from disposal of discontinued operations, net of tax	-	-	22,117
Net income	$ 993	$ 23,446	$ 35,011
Income per common share -basic:			
Income from continuing operations	$ 0.01	$ 0.29	$ 0.14
Income from discontinued operations	-	-	0.27
Net income	$ 0.01	$ 0.29	$ 0.41
Income per common share -diluted:			
Income from continuing operations	$ 0.01	$ 0.25	$ 0.13

NEWPARK

Operating Segment Results

(Unaudited)	Three Months Ended		
(In thousands)	March 31, 2015	December 31, 2014	March 31, 2014
Revenues			
Fluids systems	$ 171,902	$ 261,029	$ 211,400
Mats and integrated services	36,562	45,133	31,424
Total revenues	$ 208,464	$ 306,162	$ 242,824
Operating income (loss)			
Fluids systems	$ (1,702)	$ 24,533	$ 15,740
Mats and integrated services	15,647	22,959	13,373
Corporate office	(7,817)	(8,901)	(8,356)
Total operating income	$ 6,128	$ 38,591	$ 20,757
Segment operating margin			
Fluids systems	(1.0%)	9.4%	7.4%
Mats and integrated services	42.8%	50.9%	42.6%

NEWPARK

Consolidated Balance Sheets

(Unaudited)

(In thousands, except share data)	March 31, 2015	December 31, 2014
ASSETS		
Cash and cash equivalents	$ 91,692	$ 85,052
Receivables, net	260,718	318,600
Inventories	183,821	196,556
Deferred tax assets	7,563	11,013
Prepaid expenses and other current assets	12,369	12,615
Total current assets	556,163	623,836
Property, plant and equipment, net	291,713	283,361
Goodwill	90,032	91,893
Other intangible assets, net	14,239	15,666
Other assets	7,022	5,366
Total assets	$ 959,169	$ 1,020,122
LIABILITIES AND STOCKHOLDERS' EQUITY		
Short-term debt	$ 9,909	$ 11,648
Accounts payable	77,917	108,242
Accrued liabilities	39,467	53,342
Total current liabilities	127,293	173,232
Long-term debt, less current portion	172,497	172,498
Deferred tax liabilities	35,849	37,694
Other noncurrent liabilities	10,707	11,240
Total liabilities	346,346	394,664
Commitments and contingencies		
Common stock, $0.01 par value, 200,000,000 shares authorized and 99,286,706 and 99,204,318 shares issued, respectively	993	992
Paid-in capital	524,492	521,228
Accumulated other comprehensive loss	(49,201)	(31,992)
Retained earnings	263,609	262,616
Treasury stock, at cost; 15,172,510 and 15,210,233 shares, respectively	(127,070)	(127,386)
Total stockholders' equity	612,823	625,458
Total liabilities and stockholders' equity	$ 959,169	$ 1,020,122

NEWPARK

Consolidated Statements of Cash Flow

(Unaudited)	Three Months Ended March 31,	
(In thousands)	2015	2014
Cash flows from operating activities:		
Net income	$ 993	$ 35,011
Adjustments to reconcile net income to net cash provided by operations:		
Depreciation and amortization	10,527	10,287
Stock-based compensation expense	2,964	2,840
Provision for deferred income taxes	1,775	(13,108)
Net provision for doubtful accounts	721	173
Gain on sale of a business	-	(33,974)
(Gain) loss on sale of assets	11	(362)
Excess tax benefit from stock-based compensation	(16)	-
Change in assets and liabilities:		
(Increase) decrease in receivables	45,869	(1,080)
(Increase) decrease in inventories	7,620	(9,229)
Increase in other assets	(265)	(3,858)
Decrease in accounts payable	(29,353)	(1,248)
Increase (decrease) in accrued liabilities and other	(9,250)	18,142
Net cash provided by operating activities	31,596	3,594
Cash flows from investing activities:		
Capital expenditures	(18,505)	(18,509)
Proceeds from sale of property, plant and equipment	298	754
Proceeds from sale of a business	-	89,167
Net cash (used in) provided by investing activities	(18,207)	71,412
Cash flows from financing activities:		
Borrowings on lines of credit	1,906	47,562
Payments on lines of credit	(2,394)	(45,113)
Debt issuance costs	(1,456)	-
Other financing activities	(12)	(13)
Proceeds from employee stock plans	305	34
Purchases of treasury stock	-	(13,123)
Excess tax benefit from stock-based compensation	16	-
Net cash used in financing activities	(1,635)	(10,653)
Effect of exchange rate changes on cash	(5,114)	(6)
Net increase in cash and cash equivalents	6,640	64,347
Cash and cash equivalents at beginning of year	85,052	65,840
Cash and cash equivalents at end of period	$ 91,692	$ 130,187

NEWPARK

Experienced Leadership

• **Paul Howes**	President & CEO
• **Gregg Piontek**	VP & CFO
• **Mark Airola**	SVP, GC & Admin Officer
• **Bruce Smith**	President *Fluids Systems*
• **Jeff Juergens**	President *Mats & Integrated Services*

Management Biographies

Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University.

Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Prior to joining Newpark, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

Management Biographies

Bruce C. Smith, Executive VP and President Fluids Systems: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Jeffery L. Juergens, President Mats and Integrated Services : Jeff joined Newpark in October 2010 as President of Newpark Mats and Integrated Services and Newpark Environmental Services. Prior to joining Newpark, Mr. Juergens was the Chief Executive Officer of B&B Oilfield Services, an oilfield equipment manufacturing company which was acquired by Halliburton. Mr. Juergens has also held the position of Vice President, International Operations/Regional Manager with SPS International, a global company specializing in wellbore cleanup equipment and services, subsequently acquired by M-I Swaco.